Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS

HEREOF DENOTED WITH "[***]"

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of Sept. 10, 2002 by and between HULL POINT, LLC, a Maryland limited liability company (“Landlord”) and KP SPORTS, INC. a Maryland corporation, d/b/a Under Armour Performance Apparel (“Tenant”).

RECITALS

R.1.                            By that Office Lease dated March 29, 2002 by and between Landlord and Tenant (the “Original Lease”), Landlord leased to Tenant and Tenant leased from Landlord certain space containing 18,617 rentable square feet of space on the third (3rd) floor of The Ivory Building (the “Original Premises”) located at Tide Point, 1020 Hull Street, Baltimore, Maryland 21230 (the Original Lease together with this First Amendment are referred to collectively as the “Lease”).

R.2                               Landlord and Tenant desire to amend the terms and conditions of the Original Lease to reflect an expansion of the Original Premises of 13,263 rentable square feet of space located on the third (3rd) floor The Ivory Building, including the bridge area between The Ivory Building and the Dawn Building as more particularly depicted on Exhibit A (the “Expansion Space”), and make certain other amendments as provided herein.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and sufficiency of which is mutually acknowledged, the parties agree as follows:

1.                                       Recitals.  All of the above-referenced Recitals are incorporated into and made a substantive part hereof.

2.                                       Definitions.  Unless otherwise defined herein, all capitalized terms herein shall have the meaning set forth in the Original Lease.

3.                                       Amendments to Original Lease.  The Original Lease is hereby amended as follows:

3.1                                 Expansion Space.

(a)                                  Delivery.  Landlord shall deliver to the Tenant the Expansion Space on or about the date of this First Amendment.  On the date Landlord delivers the Expansion Space to Tenant, the definition of the term “Premises” shall include the Expansion Space and the rentable square footage of the Premises shall be increased to 31,880 based on a core factor of [***] percent ([***]%).  Notwithstanding the foregoing, until January 1, 2004 (such time as Tenant commences payments of Base Rent on the entire Premises), Landlord and Tenant hereby agree that Base Rent for the Original Premises and the Expansion Space shall be based on a core factor of [***] percent ([***]%).

(b)                                 Rent Commencement.  Landlord and Tenant hereby agree that Section 4.1 of the Original Lease shall be deleted in its entirety.  Tenant shall pay Landlord an annual rent (the “Base Rent”) for the Premises in accordance with the following schedule:

Lease Year	Per Square Foot	Monthly			Annualized
Rent Commencement Date-12/31/02	$[***] on Original Premises		$	[***]		$	[***]
1/1/03-4/30/03 (end of	$[***] on Original Premises		$	[***]		$	[***]
1st Lease Year)	$[***] on 5,238 rentable square feet of		$	[***]		$	[***]
	Expansion Space	Total:	$	[***]	Total:	$	[***]
5/1/03-6/30/03	$[***] on Original Premises		$	[***]		$	[***]
	$[***] on 5,238 rentable square feet of		$	[***]		$	[***]
	Expansion Space	Total:	$	[***]	Total:	$	[***]
7/1/03-12/31/03	$[***] on Original Premises		$	[***]		$	[***]
	$[***] on 10,476 rentable square feet of		$	[***]		$	[***]
	Expansion Space	Total:	$	[***]	Total:	$	[***]
1/1/04-4/30/04 (end of	$[***] on Original Premises (18,617 rentable
2nd Lease Year)	square feet)		$	[***]		$	[***]
	$[***] on 13,263 rentable square feet of		$	[***]		$	[***]
	Expansion Space	Total:	$	[***]	Total:	$	[***]
5/1/04-Termination Date	$[***] on Original Premises (18,617 rentable square feet)		$	[***]		$	[***]
	$[***] on 13,263 square feet of Expansion Space		$	[***]		$	[***]
		TOTAL:	$	[***]	TOTAL:	[***]
First Renewal Term	$[***] on entire Premises		$	[***]		$	[***]
Second Renewal Term	$[***] on entire Premises		$	[***]		$	[***]

(c)                                  Term.  The term for the Expansion Space shall be coterminous with the remainder’ of the Term of the Original Lease, together with the renewal terms of the Original Lease.

(d)                                 Condition of Expansion Space.  Landlord shall deliver the Expansion Space to the Tenant in its “as is, where is” condition.

3.2                                 Right of First Offer.  Section 2.3 of the Original Lease (Right of First Offer) is hereby deleted. Tenant’s right of first offer is hereby terminated.

3.3                                 Right of First Refusal.  Section 2.4 of the Original Lease (Right of First Refusal) is hereby deleted. Tenant’s right of first refusal is hereby terminated.

3.4                                 Parking.  Landlord and Tenant hereby confirm Tenant’s parking rights at the Project as follows:

(a)                                  As of the date of this First Amendment, Tenant is entitled to the use of seventy-two (72) parking spaces at the Project (the “Current Spaces”).  Two (2) of the Current Spaces shall be reserved for Tenant in the parking area outside of the Ivory Building lobby area and three (3) of the Current Spaces shall be reserved for Tenant in the parking outside of the Tide Building (the Tide Parking Lot) (collectively, the “Reserved Spaces”).  The remainder of the Current Spaces shall be non-exclusive spaces at the Project.

(b)                                 Commencing on July 1, 2003, Tenant shall be entitled to use eighty-four (84) non-exclusive parking spaces at the Project, subject to the Reserved Spaces.

(c)                                  Commencing on January 1, 2004, Tenant shall be entitled to use ninety-six (96) non-exclusive parking spaces at the Project, subject to the Reserved Spaces.

(d)                                 Tenant has the option to increase the number of parking spaces leased by Tenant by giving Landlord fifteen (15) days written notice, but in no event shall Tenant be entitled to increase its parking spaces by more than a total of forty (40) parking spaces. Tenant agrees to pay $50.00 per month for each additional parking space. The charges for the additional parking spaces shall be deemed Additional Rent and payable in accordance with section 4.4.2 of the Original Lease.

4.                                       Miscellaneous.

4.1                                 The language of this First Amendment shall be construed according to its normal and usual meaning and not strictly for or against either Landlord or Tenant.

4.2                                 Landlord and Tenant each represent to the other that it has not dealt with any broker in connection with this First Amendment and each party shall hold the other harmless from and indemnify the other for any costs and expenses incurred by the indemnified party arising out of a breach of the other’s foregoing representations.

4.3                                 If any clause or provision of this First Amendment is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during the Term (as defined in the Original Lease), the intention of the parties hereto is that the remaining parts of this First Amendment shall not be affected thereby.

4.4                                 The captions appearing within the body of this First Amendment have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this First Amendment or of any provision hereof.

4.5                                 This First Amendment may be executed in several counterparts, all of which shall constitute one and the same instrument.

4.6                                 Any references in the Original Lease to the “Lease” or the “Agreement” shall be deemed to include the Original Lease as modified hereby.  Except as modified hereby, all terms and conditions of the Original Lease shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

WITNESS	LANDLORD
HULL POINT, LLC

	By:	Locust Tide Point LLC, Managing Member

/s/ Joshua Neiman	By:	/s/ Carl W. Struever	(SEAL)
Carl W. Struever
Managing Member

WITNESS	TENANT
KP SPORTS, INC.

/s/ Thomas J. Sippel	By:	/s/ J. Scott Plank	(SEAL)
Name: J. Scott Plank
Title: VP – Finance

Exhibit A

A-1